UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Mid-Cap Growth Portfolio	December 31, 2016

Highlights

●	Mid-cap growth stocks recorded decent gains in 2016 but lagged their value counterparts by the largest margin in 15 years.

●	The Mid-Cap Growth Portfolio modestly trailed its benchmark and peer group average.

●	Several of our industrial holdings benefited from expectations for higher defense spending, while the poor performance of several consumer positions detracted.

●	The election of Donald Trump and the wave of global populism he represents are coinciding with the end of a monetary era that holds both promise and peril for investors.

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Mid-Cap Growth Portfolio

Dear Investor

When we wrote to you a year ago, many investors were selling stocks in preparation for a recession in the U.S. (which never came), a collapse in China’s financial system (which was averted), and turmoil in emerging markets because of falling oil prices (they rose). What a difference a year makes. As we write today, Wall Street is confidently looking forward to an era of faster growth, lower taxes, less regulation, and higher infrastructure spending. The remarkable change in expectations benefited our portfolio on an absolute basis, helping us record a decent gain in 2016. Yet it has also driven a major sector rotation and taken a sizable toll on the relative performance of growth stocks as an asset class—the largest in 15 years, as we explain below. Our sense is that seismic shifts are taking place in the global economy, but simple assumptions about how they will drive stock performance may again prove misguided.

The Mid-Cap Growth Portfolio returned 6.26% in the year ended December 31, 2016, with most of those gains coming in the last six months. The portfolio modestly trailed its benchmark and its peer group average. The portfolio remained favorably ranked relative to its competitors over all time periods. (Based on cumulative total return, Lipper ranked the Mid-Cap Growth Portfolio 33 of 83, 7 of 82, 9 of 82, and 3 of 64 funds in the variable annuity underlying mid-cap growth funds category for the 1-, 3-, 5-, and 10-year periods ended December 31, 2016, respectively. Lipper ranked the Mid-Cap Growth Portfolio–II 39 of 83, 12 of 82, 15 of 82, and 9 of 64 funds in the variable annuity underlying mid-cap growth funds category for the 1-, 3-, 5-, and 10-year periods ended December 31, 2016, respectively. Past performance cannot guarantee future results.)

The gloom that pervaded the economic and profits outlook early in 2016 continued to dissipate in the second half of the year, driving solid market gains. Although investor sentiment had begun to lift in the spring, markets endured another brief sell-off at midyear as investors pondered the implications of the Brexit vote in late June. As they have many times in recent years, however, central banks rode to the market’s rescue in July with the promise of increased monetary stimulus in Europe and Japan, helping drive up markets globally. The Federal Reserve also pitched in, signaling that it would further delay its plans to raise interest rates for only the second time in a decade (finally doing so in mid-December).

Better U.S. economic data also reassured investors. Monthly payroll gains, which had nearly petered out early in the year, soon moved back to healthy levels, particularly measured against an unemployment rate below 5%. A tighter labor market and the arrival of long-delayed wage gains appeared to increase consumer confidence, as evidenced by both consumer surveys and solid gains in retail sales. The housing sector also seemed to finally build momentum, with good gains in both housing starts and permits, while existing home sales reached their highest level since early 2007. U.S. manufacturing activity slumped in the summer but began climbing in the fall, and the service sector remained on solid footing. Finally, improved global demand and OPEC production cuts helped oil prices stabilize above $50 per barrel, seemingly putting an end to the downturn in the energy sector that had begun in 2014.

Prospects for an end to the overall profits recession also boosted investor sentiment. Having declined less than expected in the second quarter, corporate profits for the S&P 500 expanded at an annual rate of roughly 3% in the third quarter. While hardly a stellar performance, it was the first quarterly rise since the start of 2015, and hopes grew for a more substantial profits rebound in 2017.

If investors were growing somewhat more optimistic in the summer and fall, some, at least, became downright celebratory with the election of Donald Trump in November. The market’s precise reaction to the election was somewhat more complicated, but in the days after the election, a consensus seemed to emerge on Wall Street that the president-elect would bring about faster economic growth and higher corporate profits through stimulus spending, tax cuts, and deregulation. By mid-December, all of the major benchmarks had broken through to new highs, with the S&P 500 up 26% off its February lows.

The strength of the rally masked a significant dispersion in returns—one that did not favor growth investors. Value stocks significantly outpaced growth shares in the “Trump bump” after the election, building on their lead from earlier in the year. The most important driver of value performance was the promise of deregulation in the financial sector, along with the prospect of higher interest rates and improved lending margins for banks. A focus on industrial stocks seemingly poised to benefit from higher infrastructure spending also contributed. The shift away from growth stocks was accelerated by a sell-off in some richly valued technology shares, as investors worried that the new president’s tough line on trade would threaten supply lines and foreign sales.

As shown in the Growth vs. Value table, these factors had a profound impact on the relative performance of mid-cap growth versus mid-cap value shares. Growth stocks lagged their value counterparts by nearly 13 percentage points in 2016, the widest margin of underperformance since the bursting of the technology bubble in 2000–2001. Among significant sectors in the Russell Midcap Growth Index, financials and materials stocks performed best in 2016, while health care and real estate stocks (a new industry classification) performed worst.

Portfolio Review

While our growth orientation did not position us well for the “Trump trade,” expectations for the incoming administration helped the performance of many of our holdings. Our longtime overweight in the industrials and business services sector provided the biggest overall lift to our results. Shares in satellite earth imagery firm DigitalGlobe climbed as the company recorded better-than-expected sales to both governmental and commercial customers. The likelihood of increased military spending under the Trump administration benefited a new position in Harris, which provides the military with assured communications products such as tactical radios, defense electronics, space and intelligence systems, and mission support services. Public utility demand for its water infrastructure equipment boosted the shares of Xylem, and investors were also pleased by a series of accretive acquisitions on the part of the company. Pump manufacturer and longtime holding IDEX also performed well for the portfolio. (Please refer to the portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Our technology holdings did not perform as well as those in the benchmark, but they still contributed nicely to our absolute results. Our top contributor for the year was Microchip Technology, a specialist in microcontrollers, which recorded solid earnings gains and successfully integrated its acquisition of rival Atmel. NXP Semiconductors, a Netherlands-based leader in mobile phone chips, rose after the announcement of its acquisition by Qualcomm. We mentioned the takeover of another top performer, electronic instruments maker FEI, in our last letter. A notable disappointment in the segment was VeriSign, which came under pressure after Senator Ted Cruz urged the Department of Justice to review the company’s pricing terms for maintaining dot-com registry services. We believe the rollout of new top-level domains (in place of the “com”) should eventually provide a tailwind to the stock.

The upturn in energy and commodity prices in 2016 underpinned much of the market’s gains but did not directly affect a large portion of our investment universe. Nevertheless, the materials sector was the third-largest overall contributor to our results in the period, thanks to the strong performance of Martin Marietta Materials, which we detailed in our last letter. Energy shares also contributed, due mostly to good returns from EQT, a low-cost natural gas producer.

Thankfully, we were able to avoid some of the downdraft in the health care sector, which was the worst-performing segment as the controversy grew over drug pricing. We recorded modest gains from our holdings, largely because of our shift over the last couple of years from emphasizing therapeutic companies to favoring equipment purveyors and service providers. A leading performer was Intuitive Surgical, a leader in medical robotics, as the company continued to record impressive earnings and revenue gains. IDEXX Laboratories, which provides testing services to veterinarians, was also a top contributor. Most of our smaller group of biotech holdings performed poorly, including Alnylam Pharmaceuticals, Vertex Pharmaceuticals, and Alkermes.

Several disappointments among our financial holdings weighed on our performance early in the year and detracted from our results. Capital markets firm LPL Financial Holdings stumbled badly and was eliminated from the portfolio. This was offset somewhat by good results from discount broker TD Ameritrade Holding, which continued to enjoy strong organic growth and attractive operating margins. Our real estate positions, particularly developer Jones Lang LaSalle, also lagged as interest rates rose late in the year. Fortunately, we had only a small position in the poorly performing sector.

Our consumer discretionary holdings contributed only modestly to overall returns. Much of their lackluster performance came early in the year and was clustered in cruise operators and other travel-related holdings, as we discussed in our midyear letter. A bright spot in the segment was our position in Harman International, a longtime provider of audio systems to automakers that is leading the move to “connected car,” Internet-based platforms. The stock soared in November after Samsung announced plans to acquire the company at a significant premium.

We initiated several new holdings in the past six months. Our largest addition was FleetCor Technologies, which manages card-based purchases for trucking fleets that allow drivers to handle business expenses (notably fueling) while on the road. We also purchased Fortive, an industrial conglomerate. While the name is new to the portfolio, its management team and this collection of businesses are not. Fortive is actually a spinoff from Danaher, a holding in this portfolio for almost two decades before we divested it a few years ago after it had grown far beyond our mid-cap category. We welcome it back! A top-notch management also drew us to Conagra Brands. The company has among the lowest margins in the packaged food business, and we are confident that the new executive team can rationalize the business and improve profits substantially. On the sell side, we eliminated Whitewave Foods after the announcement of its acquisition by Danone and sold much of our Harman position after the Samsung bid.

Investment Strategy and Outlook

The surprise election of Donald Trump looms large over our outlook as we enter 2017. In our view, the election confirmed that we are moving into a populist, but not necessarily conservative, era. As a politician riding a wave of resentment against elites who have benefited most from technological changes and globalization, President Trump is likely to pursue policies that favor his primary constituency—lower-income and middle-class Americans. Many investors may be misconstruing President Trump as a Reagan-style, pro-business Republican; indeed, our new president has already challenged auto companies for offshoring production and drug companies for exorbitant price increases, and he may pose a threat to the consolidation wave that has swept through corporate America in recent years by opposing new mergers and perhaps even by threatening to break up or restrain some of the tech behemoths that have recently led market gains.

The election of Donald Trump, and Brexit before him, may be just the beginning of a global populist wave. Battle lines appear to be hardening in Europe, and gains by populist parties in a number of elections scheduled on the Continent in 2017 could even lead to an eventual breakup of the eurozone. A general turn toward protectionism would pose a serious threat to global markets, and President Trump’s tough talk on China, in particular, bears watching. Many U.S. manufacturing firms have supply chains originating in China that may prove vulnerable to new tariffs or even rhetoric that spins out of control. We will be keeping a close eye on how individual holdings are exposed to heightened threats on this front.

The rise in populism is arriving against the backdrop of what may prove to be another epochal shift, this one in monetary policy. Indeed, we may be approaching the end of an extraordinary monetary experiment in which interest rates have been suppressed, impairing the capital markets allocation function and incentivizing greater risk taking generally. The experiment’s impact is especially evident in Silicon Valley, an innovation hub that has become the epicenter of financial speculation as cheap money cascaded in. We are concerned that 2017 may be the year we see some of the large, privately funded technology companies—the unicorns—falter. Rate hikes may prove to be a governor on market gains generally in 2017, but our bigger worry is that the very timid Federal Reserve will find itself behind the curve.

After years of monetary policy that has been so extreme as to be counterproductive, policymakers may have waited too long to clamp down on percolating inflationary pressures, especially in the labor market, and they will have little in their arsenal for another round of cuts when the next recession comes.

Even if they result in short-term pain, we are optimistic that rising rates and a more normalized monetary environment will bring longer-term benefits for equity investors. Very low rates have allowed private equity investors to use cheap debt to take many public companies private. When combined with booming venture capital financing that has encouraged start-ups to delay initial public offerings, the result has been a de-equitization of the public markets, a phenomenon we have discussed in past letters. Higher rates and a relaxation of onerous regulations pertaining to public companies under the incoming administration might combine to encourage companies to return to the public markets—a positive development for most investors.

How will these profound changes in the macro environment work their way down to our portfolio? We are inclined to believe that several areas of the portfolio are likely to be long-term beneficiaries of the change in administrations. For example, increased outlays to improve military readiness and capabilities could bode well for defense-related names, including portfolio holdings Harris, Rockwell Collins, and DigitalGlobe. After decades of insufficient infrastructure spending in the U.S., it appears the Trump administration could begin an investment period to improve the country’s roads, highways, and bridges, which would be a tailwind for continued strong performance from Martin Marietta Materials. Prospects have also brightened considerably for the financials sector. Banks are one area that we have avoided completely in recent years, but with less regulation, higher interest rates, and a stable economic backdrop, these companies could benefit from accelerated loan growth and the potential emergence of another wave of industry consolidation.

The outlook for other sectors appears more mixed. While our industrial investments would benefit from a stronger domestic economy, the specter of a higher U.S. dollar and the impact of changing global trade rules could countervail as headwinds to the sector—challenges that may have been overlooked in the sector’s recent runup. Consumer stocks also face a mixed outlook. While they may benefit from rising wages and faster economic growth, uncertainties surrounding changes in tariffs and trade policies pose a threat here as well. Few mid-cap brands or retailers are insulated from overseas markets or supply chains.

How the health care sector will fare under the Trump administration will remain a key concern for investors. The challenge of rising health care costs, particularly from steep drug price increases, is almost certain to remain a focus under the new administration. We are likely to continue to favor service providers over biotechnology shares until the sector emerges from this cloud of uncertainty or until these companies’ stock prices reflect our changing outlook.

With these observations in mind, we are writing just as President Trump is taking office, making it far too early for us to have a definitive playbook for his administration. We will take our time before making significant shifts to the portfolio based on our initial assumptions, and we suspect that much of the market’s reaction to the election to date will eventually prove overdone. Rather, as the year progresses, we will learn more about how the world looks under a Trump presidency, and we will make careful shifts accordingly. We look forward to sharing these changes with our shareholders in future letters.

Respectfully submitted,

Brian W.H. Berghuis
Chairman of the portfolio’s Investment Advisory Committee

John F. Wakeman
Executive vice president of the portfolio

January 19, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the portfolio’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Portfolio Highlights

Performance and Expenses
T. Rowe Price Mid-Cap Growth Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II Class. II Class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio

Mid-Cap Growth Class

	For a share outstanding throughout each period				
	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE					
Beginning of period	$ 25.70	$ 27.88	$ 27.70	$ 22.00	$ 21.27
Investment activities					
Net investment loss[1]	(0.03)	(0.05)	(0.07)	(0.08)	(0.01)
Net realized and unrealized gain / loss	1.66	1.85	3.62	8.10	2.97
Total from investment activities	1.63	1.80	3.55	8.02	2.96
Distributions					
Net realized gain	(1.76)	(3.98)	(3.37)	(2.32)	(2.23)
NET ASSET VALUE					
End of period	**$ 25.57**	**$ 25.70**	**$ 27.88**	**$ 27.70**	**$ 22.00**

Ratios/Supplemental Data

Total return[2]	**6.26%**	**6.56%**	**13.12%**	**36.69%**	**13.90%**
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment loss to average net assets	(0.11)%	(0.18)%	(0.25)%	(0.30)%	(0.04)%
Portfolio turnover rate	28.9%	29.4%	26.1%	25.1%	27.5%
Net assets, end of period (in thousands)	$ 353,074	$ 350,626	$ 356,083	$ 342,210	$ 271,056

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio

Mid-Cap Growth-II Class

	For a share outstanding throughout each period				
	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE					
Beginning of period	$ 24.85	$ 27.08	$ 26.99	$ 21.49	$ 20.82
Investment activities					
Net investment loss[1]	(0.09)	(0.12)	(0.14)	(0.14)	(0.07)
Net realized and unrealized gain / loss	1.61	1.79	3.52	7.91	2.91
Total from investment activities	1.52	1.67	3.38	7.77	2.84
Distributions					
Net realized gain	(1.72)	(3.90)	(3.29)	(2.27)	(2.17)
NET ASSET VALUE					
End of period	**$ 24.65**	**$ 24.85**	**$ 27.08**	**$ 26.99**	**$ 21.49**

Ratios/Supplemental Data

Total return[2]	**6.03%**	**6.27%**	**12.82%**	**36.40%**	**13.62%**
Ratio of total expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets	(0.36)%	(0.43)%	(0.50)%	(0.55)%	(0.30)%
Portfolio turnover rate	28.9%	29.4%	26.1%	25.1%	27.5%
Net assets, end of period (in thousands)	$ 54,691	$ 52,528	$ 68,497	$ 63,572	$ 48,850

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2016

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/16	Value 12/31/15
T. Rowe Price Treasury Reserve Fund +	¤	¤	$ 55	$ 16,852	$ 16,947
T. Rowe Price Short-Term Fund #	¤	¤	—^	—	68
Totals			$ 55	$ 16,852	$ 17,015

+ At December 31, 2015, the underlying fund's name was T. Rowe Price Government Reserve Investment Fund.
¤ Purchase and sale information not shown for cash management funds.
At December 31, 2015, the underlying fund's name was T. Rowe Price Short-Term Reserve Fund.
^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 16,852
Dividend income	55
Interest income	—
Investment income	$ 55
Realized gain (loss) on securities	$ —
Capital gain distributions from mutual funds	$ —

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2016
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $278,488)	$	410,043
Receivable for investment securities sold		308
Dividends receivable		209
Receivable for shares sold		13
Foreign currency (cost $2)		1
Other assets		1
Total assets		410,575
Liabilities		
Payable for investment securities purchased		2,262
Investment management and administrative fees payable		361
Payable for shares redeemed		187
Total liabilities		2,810
NET ASSETS	**$**	**407,765**
Net Assets Consist of:		
Accumulated undistributed net realized gain	$	8,482
Net unrealized gain		131,555
Paid-in capital applicable to 16,024,584 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		267,728
NET ASSETS	**$**	**407,765**
NET ASSET VALUE PER SHARE		
Mid-Cap Growth Class ($353,074,005 / 13,805,495 shares outstanding)	**$**	**25.57**
Mid-Cap Growth - II Class ($54,691,417 / 2,219,089 shares outstanding)	**$**	**24.65**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2016

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Mid-Cap Growth Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. Shares of the fund currently are offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has two classes of shares: the Mid-Cap Growth Portfolio (Mid-Cap Growth Class) and the Mid-Cap Growth–II (T. Rowe Price Mid-Cap Growth–II Class). Mid-Cap Growth–II Class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Investment income, investment management and administrative expense, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Mid-Cap Growth Portfolio–II Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the year ended December 31, 2016.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2016, totaled ($10,000) for the year ended December 31, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2016, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $109,687,000 and $124,402,000, respectively, for the year ended December 31, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies, for tax purposes.

In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement are paid directly by the fund.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and
Shareholders of T. Rowe Price Mid-Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 8, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$518,000 from short-term capital gains,

●	$25,848,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $1,971,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $1,971,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009 [187]	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to 2016); Chairman of the Board, Mesa Biotech, a molecular diagnostic company (March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)

Anthony W. Deering (1945) 2001 [187]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Advisory Board Member, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan (1951) 2013 [187]	Chief Executive Officer and Director (2009 to present), Chairman of the Board (January 2016 to present), and President (2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to May 2016) and Director (1999 to May 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [187]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present)

Paul F. McBride (1956) 2013 [187]	Advisory Board Member, Vizzia Technologies (2015 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [187]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession (2012 to present) and Vice President (2015 to present), American Economic Association

John G. Schreiber (1946) 2001 [187]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016)

Mark R. Tercek (1957) 2009 [187]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [187]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2013 [131]	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Director, United Technologies (January 2016 to present); President, Equity Series

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Equity Series	Principal Occupation(s)

Ziad Bakri, M.D., CFA (1980) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Ian D. Kelson (1956) Vice President	Director and Vice President, T. Rowe Price International; Vice President, T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Ken D. Uematsu, CFA (1969) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin P. White (1981) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 8, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 8, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 8, 2017